Exhibit 99.2

	Historical(1)	Updated(2)
($ in millions)
	As of June 30, 2022	As of June 30, 2022
Backlog	$440	$430

(1)	As provided in our Earnings Webcast and Conference Call Presentation filed with the Securities and Exchange Commission on August 12, 2022 on Form 8-K.
(2)	Reflects actual foreign exchange rates applicable to the individual periods presented.